The Jensen Portfolio, Inc.
                                                                   May 21, 2001
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                          Supplement to the Prospectus
                            dated September 22, 2000


On March 12, 2001, the Board of Directors of The Jensen Portfolio, Inc. (the "Fund") unanimously approved and instituted a Shareholder Servicing Plan (the "Plan") that allows the Fund to obtain shareholder services and provide for maintenance of shareholder accounts from service providers for fees not to exceed in the aggregate 0.15% of the Fund's average daily net assets. In accordance with the Plan, the Fund and Jensen Investment Management, Inc., the Fund's investment adviser, entered into a Shareholder Servicing Agreement (the "Agreement") under which the investment adviser will receive a fee of up to 0.15% of the Fund's average daily net assets ("Shareholder Servicing Fee") to perform shareholder services and maintain shareholder accounts for the Fund, most of which services the investment adviser has performed in the past without compensation. The investment adviser may also arrange for, and make payments from the Shareholder Servicing Fee received under the Agreement to, financial intermediaries to perform these services for its customers who purchase shares of the Fund.

The fee table and example below have been amended to reflect this new Shareholder Servicing Fee and revised expenses as of April 30, 2001. Under Fund Expenses on page 3, replace all the information in that section with the following:


The tables below describe the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
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(fees paid directly from your investment)

     Maximum Sales Load
     Imposed on Purchases.................................None

     Maximum Deferred Sales Load..........................None

     Maximum Sales Load Imposed
     on Reinvested Dividends..............................None

     Redemption Fees......................................None(1)

     Exchange Fee.........................................None
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ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

     Management Fees.....................................0.50%

     Distribution or Service (12b-1) Fees................None

     Other Expenses(2)...................................0.43%

     Total Annual Fund Operating Expenses................0.93%

             Less Expense Reimbursement..................0.00%

     Net Annual Fund Operating Expenses(3)...............0.93%

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(1)  The transfer  agent charges a $12.00 fee for each  redemption  paid by wire transfer.
(2) Other expenses include: (i) custodian, transfer agency, and other customary Fund expenses not listed above; and (ii) shareholder servicing fees of up to 0.15% of the average daily net assets of the Fund's shares paid to the investment adviser for performance of shareholder servicing functions and maintenance of shareholder accounts for the Fund. The investment adviser has performed some of these functions in the past without compensation and may use these fees to make payments to third-party financial institutions that provide these services to their customers who purchase Fund shares.
(3) In order to limit the Fund's expenses, the investment adviser has guaranteed that certain of these expenses payable by the Fund will not exceed specified levels in any fiscal year (please see page 8 for more detail). If the Fund's regular operating expenses exceed the applicable limit, the investment adviser will reduce its management fee, or reimburse the Fund, in an amount equal to the excess.


EXAMPLE
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The  following  example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. This example also assumes that your investment has a 5% return each year, your dividends and distributions have been reinvested, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year              3 years         5 years           10 years
------              -------         -------           --------
$95                 $296            $515              $1,143






    Please retain this Supplement with your Prospectus for future reference.